Exhibit 99.3


Pro Forma Condensed Combining Financial Information for Internet Commerce Corporation and Electronic Commerce Systems, Inc.


                                                                           Page

Unaudited Pro Forma Condensed Combining Balance Sheet as of
April 30, 2004                                                               1

Unaudited Pro Forma Condensed Combining Statement of Operations
for the Nine Months ended  April 30, 2004                                    2

Unaudited Pro Forma Condensed Combining Statement of Operations
for the Year Ended July 31, 2003                                             3

Notes to Unaudited Pro Forma Condensed Combining
Financial Information                                                        4

INTERNET COMMERCE CORPORATION
Unaudited Pro Forma Condensed Combining Balance Sheet
April 30, 2004
(In thousands)


                                                     Historical
                                                  ICC           ECS                  Pro Forma Adjustments         Pro Forma
                                            April 30, 2004  April 30, 2004        (a)         (b)        (c)       Combined
                                            --------------------------------------------------------------------------------

ASSETS
Current assets:
   Cash and cash equivalents                   $  4,989       $     98          $   --     $   --          --      $  5,087
   Accounts receivable - net                      1,757            326              --         --           (12)      2,071
   Prepaid expenses and other
     current assets                                 388              5              --         --          --           393
                                               --------       --------         --------    --------    --------    --------
          Total current assets                    7,134            429              --         --           (12)      7,551

Investments                                        --             --               2,671     (2,671)       --          --
Restricted cash                                     117           --                --         --          --           117
Property and equipment, net                         303             69              --         --          --           372
Capitalized software development
  costs, net                                         31           --                --         --          --            31
Goodwill                                          1,212           --                --          282        --         1,494
Intangible assets, net                            1,434           --                --        2,023        --         3,457
Other assets                                         15              1              --         --          --            16
                                               --------       --------         --------    --------    --------    --------
          Total assets                         $ 10,246       $    499          $  2,671   $   (366)   $    (12)   $ 13,038
                                               ========       ========         ========    ========    ========    ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

   Accounts payable                            $    521       $      8          $   --     $   --      $    (12)   $    517
   Accrued expenses                                 731             44               205       --          --           980
   Loans from shareholders                         --              433              --         (433)       --          --
   Accrued interest on shareholder
     loans                                         --               76              --          (76)       --          --
   Accrued dividends - preferred
     stock                                          132           --                --         --          --           132
   Short-term debt                                  647           --                --         --          --           647
   Deferred revenue                                  32             81              --         --          --           113
   Capital lease obligation                          88           --                --         --          --            88
   Other current liabilities                         45           --                --         --          --            45
                                               --------       --------         --------    --------    --------    --------

          Total current liabilities               2,196            642               205       (509)        (12)      2,522

Capital lease obligation - less
  current portion                                     7           --                --         --             7
                                               --------       --------         --------    --------    --------    --------

          Total liabilities                       2,203            642               205       (509)        (12)      2,529

Commitments and contingencies
  Stockholders' Equity:
Preferred stock                                    --             --                --         --          --          --
Common stock:                                       171          1,389                19     (1,389)       --           190
Additional paid-in capital                       92,667           --               2,447       --          --        95,114
Accumulated deficit                             (84,795)        (1,532)             --        1,532        --       (84,795)
                                               --------       --------         --------    --------    --------    --------

          Total stockholders' equity              8,043           (143)            2,466        143        --        10,509
                                               --------       --------         --------    --------    --------    --------

          Total liabilities and
            stockholders' equity               $ 10,246       $    499          $  2,671   $   (366)   $    (12)   $ 13,038
                                               ========       ========         ========    ========    ========    ========

   See notes to unaudited pro forma condensed combining financial information.


INTERNET COMMERCE CORPORATION
Unaudited Pro Forma Condensed Combining Statement of Operations
For Nine Months Ended April 30, 2004
(In thousands except per share amounts)

                                                               Historical
                                                           ICC             ECS             Pro Forma Adjustments        Pro Forma
                                                      April 30, 2004   March 31, 2004   (d)       (e)         (f)       Combined
                                                      ---------------------------------------------------------------------------

Revenues:
 Services and software                                   $  8,751        $  1,536    $   --     $   --      $    (71)   $ 10,216

Expenses:
 Cost of services                                           5,218             505        --          151         (79)      5,795
 Product development and enhancement                          686             153        --         --          --           839
 Selling and marketing                                      2,371             254        --         --          --         2,625
 General and administrative                                 2,843             391        --           77        --         3,311
 Non-cash charges for stock-based compensation
   and services                                               638              17        --         --          --           655
                                                         --------        --------    --------   --------    --------    --------

                                                           11,756           1,320        --          228         (79)     13,225
                                                         --------        --------    --------   --------    --------    --------

Operating loss                                             (3,005)            216        --         (228)          8      (3,009)

Other income and (expense), net                                22             (46)         43       --          --            19
                                                         --------        --------    --------   --------    --------    --------

Loss before income taxes                                   (2,983)            170          43       (228)          8      (2,990)

Income taxes                                                 --              --          --         --          --          --
                                                         --------        --------    --------   --------    --------    --------

Net loss                                                   (2,983)            170          43       (228)          8      (2,990)

Dividends on preferred stock                                 (301)           --          --         --          --          (301)
                                                         --------        --------    --------   --------    --------    --------

Loss attributable to common stockholders                 $ (3,284)       $    170    $     43   $   (228)   $      8    $ (3,291)
                                                         ========        ========    ========   ========    ========    ========

Basic and diluted loss per common share                  $  (0.23)                                                      $  (0.21)
                                                         ========                                                       ========
Weighted average number of common share outstanding -
 basic and diluted                                         14,050                       1,941                              15,991
                                                          ========                   ========                            ========

   See notes to unaudited pro forma condensed combining financial information.


INTERNET COMMERCE CORPORATION
Unaudited Pro Forma Condensed Combining Statement of Operations
For the Year Ended July 31, 2003
(In thousands except per share amounts)

                                                              Historical
                                                           ICC           ECS             Pro Forma Adjustments         Pro Forma
                                                      July 31, 2003  June 30, 2003    (g)        (h)          (i)      Combined
                                                      ---------------------------------------------------------------------------
Revenues:
 Services & Sales                                       $ 12,083        $  1,657    $   --     $   --      $     (6)   $ 13,734

Expenses:
 Cost of services                                          8,018             746        --          201          (6)      8,959
 Product development and enhancement                       1,111             166        --         --          --         1,277
 Selling and marketing                                     3,035             346        --         --          --         3,381
 General and administrative                                4,439             692        --          102        --         5,233
 Non-cash charges for stock-based
   compensation and services                                 139              63        --         --          --           202
 Impairment of goodwill and acquired
   intangibles                                               982            --          --         --          --           982
                                                        --------        --------    --------   --------    --------    --------
                                                          17,724           2,013        --          303          (6)     20,034
                                                        --------        --------    --------   --------    --------    --------

Operating loss                                          $ (5,641)       $   (356)   $   --     $   (303)   $   --      $ (6,300)

Other income and (expense), net                             (363)            (75)         60       --          --          (378)
                                                        --------        --------    --------   --------    --------    --------

Loss before income taxes                                  (6,004)           (431)         60       (303)       --        (6,678)

Income taxes                                                --              --          --         --          --          --
                                                        --------        --------    --------   --------    --------    --------

Net loss                                                $ (6,004)       $   (431)   $     60   $   (303)   $   --      $ (6,678)

Dividends on preferred stock                                (400)           --          --         --          --          (400)

Beneficial conversion feature relating
  to series D preferred stock                               (107)           --          --         --          --          (107)
                                                        --------        --------    --------   --------    --------    --------

Loss attributable to common stockholders                $ (6,511)       $   (431)   $     60   $   (303)   $   --      $ (7,185)
                                                        ========        ========    ========   ========    ========    ========

Basic and diluted loss per common share                 $  (0.53)                                                      $  (0.50)
                                                        ========                                                        ========

Weighted average number of common share outstanding -

 basic and diluted                                        12,303                       1,941                             14,244
                                                        ========                    ========                           ========

   See notes to unaudited pro forma condensed combining financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION


1. Basis of Presentation

On June 22, 2004, Internet Commerce Corporation ("ICC"), completed the acquisition of Electronic Commerce Systems, Inc. ("ECS"). In accordance with the terms of the Agreement and Plan of Merger, dated May 25, 2004 (the "Merger Agreement"), ICC Acquisition Corporation, Inc., a wholly-owned subsidiary of ICC, merged with and into ECS and ECS became a wholly-owned subsidiary of ICC. ICC issued a total of 1,941,409 shares of its class A common stock in connection with the acquisition, of which 345,183 shares were issued in exchange for approximately $471,000 of outstanding debt ECS owed to certain of its shareholders and in payment of ECS's legal fees.

The unaudited pro forma condensed combining balance sheet as of April 30, 2004 was prepared under the assumption that the acquisition of ECS had been completed on April 30, 2004. The unaudited pro forma condensed combining statement of operations for the nine months ended April 30, 2004 combines the operating results of ICC for the nine months ended April 30, 2004 and the operating results of ECS for the nine months ended March 31, 2004, and was prepared under the assumption that the acquisition of ECS had been completed on July 1, 2003. Since ECS has historically reported financial results using a calendar year, the ECS operating results for the nine months ended March 31, 2004 were obtained by adding the operating results for the three months ended March 31, 2004 and the year ended December 31, 2003 and subtracting the operating results for the six months ended June 30, 2003. The unaudited pro forma condensed combining statement of operations for the year ended July 31, 2003 combines the operating results of ICC for the year ended July 31, 2003 and the operating results of ECS for the year ended June 30, 2003, and was prepared under the assumption that the acquisition of ECS had been completed on July 1, 2002. Since ECS has historically reported financial results using a calendar year, the ECS operating results for the year ended June 30, 2003 were obtained by adding the operating results for the six months ended June 30, 2003 and the year ended December 31, 2002 and subtracting the operating results for the six months ended June 30, 2002.

The unaudited pro forma financial information is not necessarily indicative of the results of operations that would have been reported if the combination had been completed as presented in the accompanying unaudited pro forma condensed combining balance sheet and statements of operations. The unaudited pro forma condensed combined financial information presented is based on, and should be read in conjunction with, the historical financial statements and the related notes thereto for both ICC and ECS.

The allocation of the initial purchase price consideration paid at closing to the assets acquired and liabilities assumed included in the pro forma condensed combining financial information was based upon preliminary estimates of the fair market value of the acquired assets and assumed liabilities. These estimates of fair market value may change based upon completion of ICC's final valuation of the assets and liabilities of ECS.

In determining the purchase price of the acquisition, the shares of ICC class A common stock issued were valued at $1.27 per share, the closing price of these shares on the day prior to the date of the Merger Agreement.

The purchase price of the acquisition is set forth below in thousands:

        ICC class A common issued                   $   2,466
        Estimated transaction costs incurred              205
                                                    ---------
        Total purchase price                        $   2,671
                                                    =========

A preliminary estimate of the fair value of the assets acquired and liabilities assumed based upon ECS's April 30, 2004 balance sheet is set forth below in thousands:

               Assets Acquired:
                 Current assets                          $   429
                 Non-current assets                           70
                 Identifiable intangible assets            2,023
               Liabilities assumed                          (133)
                                                         -------
               Net assets acquired                       $ 2,389
                                                         -------

               Cost in excess of net assets acquired
                 (recorded goodwill)                         282
                                                         -------
               Total estimated fair value of net
                 assets acquired and recorded goodwill   $ 2,671
                                                         =======

The results of operations of ECS will be consolidated with the results of operations of ICC for all periods subsequent to the acquisition date of June 22, 2004.

2. Explanation of pro forma adjustments

Adjustments to Pro Forma Balance Sheet As of April 30, 2004:

(a) To reflect the costs incurred by ICC in the acquisition of ECS as if it had occurred on April 30, 2004. ICC issued 1,941,409 shares of its class A common stock in the acquisition. The common stock issued was valued at $1.27 per share, the closing price of these shares on the day prior to the date of the Merger Agreement.

The purchase price of the acquisition is set forth below in thousands:

        ICC class A common issued                $   2,466
        Estimated transaction costs incurred           205
                                                 ---------
        Total purchase price                     $   2,671
                                                 =========

(b) To allocate the total costs incurred by ICC in the acquisition of ECS among the assets acquired and liabilities assumed by ICC as if the acquisition had occurred on April 30, 2004.

A preliminary estimate of the fair value of the assets acquired and liabilities assumed based upon ECS's April 30, 2004 balance sheet is set forth below in thousands:

                  Assets Acquired:
                    Current assets                   $   429
                    Non-current assets                    70
                    Identifiable intangible assets     2,023
                  Liabilities assumed                   (133)
                                                     -------
                  Net assets acquired                $ 2,389
                                                     -------

                  Cost in excess of net assets
                   acquired (recorded goodwill)          282
                                                     -------
                  Total estimated fair value
                   of net assets acquired and
                   recorded goodwill                 $ 2,671
                                                     =======

(c) To eliminate the amount owed ECS by ICC for software purchases.

Adjustments to Pro Forma Statement of Operations for the Nine Months ended April 30, 2004:

(d) To reflect the effects of the issuance of ICC class A common stock and the repayment of ECS loans from shareholders as if the issuance and repayment had occurred on July 1, 2003. The issuance of 1,941,409 shares of class A common stock increased the weighted average number of common shares outstanding. Interest expense on loans from shareholders was eliminated, since loans from shareholders were repaid upon completion of the acquisition.

(e) To show expense resulting from the amortization of identifiable intangible assets acquired in the acquisition as if the acquisition had occurred on July 1, 2003. The amortization expense on internally developed technology was included as cost of services and amortization of the customer list was included as general and administrative expense in the pro forma financial statements and was calculated using the straight-line method. The preliminary valuations and estimated useful lives used in calculating amortization expense are shown below in thousands:

                                             Useful          Preliminary
      Identifiable Intangible Asset        Life (years)         Value
      ------------------------------       ----------        -----------
      Internally Developed Technology           5             $  1,003
      Customer List                            10                1,020
                                                              --------
      Total                                                   $  2,023
                                                              ========

(f) To eliminate ICC purchases of software from ECS.

Adjustments to Pro Forma Statement of Operations for the Year ended July 31,
2003:

(g) To show the effects of the issuance of ICC class A common stock and the repayment of ECS loans from shareholders as if the issuance and repayment had occurred on July 1, 2002. The issuance of 1,941,409 shares of class A common stock increased the weighted average number of common shares outstanding. Interest expense on loans from shareholders was eliminated, since loans from shareholders were repaid upon completion of the acquisition.

(h) To show expense resulting from the amortization of identifiable intangible assets acquired in the acquisition as if the acquisition had occurred on July 1, 2002. The amortization expense on internally developed technology was included as cost of services and amortization of the customer list was included as general and administrative expense in the pro forma financial statements and was calculated using the straight-line method. The preliminary valuations and estimated useful lives used in calculating amortization expense are shown below in thousands


                                               Useful          Preliminary
      Identifiable Intangible Asset          Life (years)         Value
      ------------------------------         ----------        -----------
      Internally Developed Technology             5             $  1,003
      Customer List                              10                1,020
                                                                --------
      Total                                                     $  2,023
                                                                ========

(i) To eliminate ICC purchases of software from ECS.